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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the use in this Registration Statement, on Form SB-2, of our report dated March 29, 2000, relating to the consolidated financial statements of Applied Voice Recognition, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ WEINSTEIN SPIRA & COMPANY, P.C.
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WEINSTEIN SPIRA & COMPANY, P.C.
Houston, Texas
October 27, 2000